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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 1997

                       CAPITAL GAMING INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                    0-19128                   22-3061189
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

 2701 East Camelback Road Suite 484
         Phoenix, Arizona                                     85016
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (800) 383-5633










   Bayport One, Suite 250, 8025 Black Horse Pike, West Atlantic City, NJ 08232
          (Former name or former address, if changed from last report)



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Item 3.  Bankruptcy or Receivership

         Capital Gaming International, Inc., a New Jersey corporation (the "Company"), is filing herewith its unaudited consolidated balance sheet, dated as of May 28, 1997 (the "Effective Date") in connection with the Company's First Amended and Modified Plan of Reorganization which was confirmed by the United States Bankruptcy Court for the District of New Jersey as of March 19, 1997 (the "Plan") and became effective on the Effective Date. Under the terms of the Plan, all conditions precedent to consummation were met on the Effective Date.

Item 7.  Financial Statements and Exhibits.

         List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(c)  Exhibits
     --------
         99.1 Consolidated Balance Sheet of Capital Gaming International, Inc. (Unaudited), dated as of May 28, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 11, 1997                               CAPITAL GAMING INTERNATIONAL, INC.



                                            By:   /s/  William S. Papazian
                                            Name:      William S. Papazian
                                            Title:     Senior Vice President and
                                                       General Counsel

















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                                  EXHIBIT INDEX


Exhibit

99.1 Consolidated Balance Sheet of Capital Gaming International, Inc. (Unaudited), dated as of May 28, 1997.